News Release

For more information contact:

Leslie M. Muma, President and CEO

(262) 879-5000

For immediate release:

January 27, 2004

Fiserv Reports Record Earnings for Fourth Quarter, Year-end 2003

Brookfield, Wisconsin, January 27, 2004 – Fiserv, Inc. (Nasdaq: FISV) announced today record earnings for 2003.

For the three-month period ended December 31, 2003, Fiserv processing and services revenues were $749.5 million, a 30% increase over the $575.3 million for the fourth quarter of 2002. Net income per share-diluted for the fourth quarter of 2003 was $0.42 per share, compared to $0.35 per share for the fourth quarter of 2002.

For the year ended December 31, 2003, Fiserv processing and services revenues were $2,699.6 million, a 22% increase over the $2,205.7 million in 2002. Net income per share-diluted for the year ended December 31, 2003, was $1.61 per share, compared to $1.37 per share for 2002.

“Fiserv finished 2003 with record earnings for the 19th consecutive year, excluding a one-time charge in 1995 which related to an acquisition. Our free cash flow for 2003 was $455 million, an increase of 22% versus 2002. We also closed an outstanding roster of 12 acquisitions,” said Leslie M. Muma, President and Chief Executive Officer of Fiserv, Inc.

Muma added, “On the acquisition side, we continue to seek out companies that can help drive growth and enhance our portfolio of products and services. The 12 acquisitions closed in 2003 strengthened our position in several key areas and added combined annualized revenues of more than $610 million. As we begin 2004, we are seeing improved strength in our sales pipelines and continued acquisition opportunities across all of our major business lines.

“Our earnings per share target for 2004 is $1.86 to $1.93 per share,” Muma concluded.

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Significant client renewals and new relationships gained in the fourth quarter include the following: Sovereign Bank, a $40 billion bank headquartered in Philadelphia, signed a multi-year renewal agreement for account processing services; Chicago-based Northern Trust Company expanded its longtime relationship with Fiserv to include cash vault processing services; Associated Mortgage Company, based in Green Bay, Wisconsin, will use mortgage servicing software and systems from Fiserv MortgageServ; Community First Bankshares of Fargo, North Dakota, extended its comprehensive relationship with Fiserv to include outsourced check processing for the bank’s operations in 12 states; and Citizens Financial Services, a $1.6 billion banking company in Muncie, Indiana, will process its accounts through the Fiserv ITI service bureau network in an agreement that also includes Internet banking and cash management services. In addition, South Africa’s Standard Bank will use software from Fiserv’s IPS-Sendero unit to implement the first group-wide asset liability management system in Africa, and Bank of Ceylon, the largest bank in Sri Lanka, will implement the Fiserv International Comprehensive Banking System (ICBS) and other Fiserv products at its 300 branches to manage approximately 3 million accounts.

Also, Washington State Health Care Authority expanded its relationship with the Harrington Benefit Services unit of Fiserv Health through a multi-year contract to administer a preferred provider program for state employees and certain retirees.

The 12 acquisitions Fiserv closed in 2003 encompassed nearly all of its major lines of business. Four transactions that expanded the Fiserv portfolio of solutions for the insurance industry were ReliaQuote, Inc., Insurance Management Solutions Group, Inc., Unisure and MI-Assistant Software. The additions of Chase Credit Research/Chase Credit Systems and General American Corporation added capabilities in the lending systems and services area, and the acquisitions of Avidyn, Wausau Benefits and MedPay enhanced the growing presence of Fiserv in the health plan management business. Fiserv also acquired additional resources in the banking and credit union industry with the acquisitions of Precision Computer Services, EDS Credit Union Industry Group and the item processing operations of the Federal Home Loan Bank of

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Indianapolis.

Fiserv, Inc. (Nasdaq: FISV) provides information management systems and services to the financial industry, including transaction processing, business process outsourcing and software and systems solutions. The Company serves more than 15,000 clients, including banks, broker-dealers, credit unions, financial planners and investment advisers, insurance companies and agents, self-funded employers, lenders and savings institutions. Headquartered in Brookfield, Wisconsin, Fiserv also can be found on the Internet at www.fiserv.com.

The disclosure set forth above contains forward-looking statements, specifically Mr. Muma’s statements regarding earnings targets, sales pipelines and acquisition prospects. These statements are covered by the safe harbor included in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to inherent assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, changes in customers’ demand for the Corporation’s products, pricing and other actions by competitors, and general changes in economic conditions or U.S. financial markets. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements.

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FISERV, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002

Revenues
Processing and services (1)	$749,503	$575,266	$2,699,609	$2,205,734
Customer reimbursements	87,822	77,738	334,061	291,245

Total Revenues	837,325	653,004	3,033,670	2,496,979

Cost of revenues
Salaries, commissions and payroll related costs	335,857	281,838	1,262,209	1,090,315
Customer reimbursement expenses	87,822	77,738	334,061	291,245
Data processing costs and equipment rentals	57,669	45,235	217,201	165,283
Other operating expenses (1)	166,221	96,115	516,440	363,563
Depreciation and amortization	50,740	37,729	171,791	141,114

Total cost of revenues	698,309	538,655	2,501,702	2,051,520

Operating income	139,016	114,349	531,968	445,459
Interest expense – net	(4,632)	(2,500)	(15,555)	(9,169)

Income before income taxes	134,384	111,849	516,413	436,290
Income tax provision	52,410	43,621	201,401	170,153

Net income	$81,974	$68,228	$315,012	$266,137

Net income per share:
Basic	$0.42	$0.36	$1.63	$1.39
Diluted	$0.42	$0.35	$1.61	$1.37
Shares used in computing net income per share:
Basic	193,902	191,408	193,240	191,386
Diluted	196,663	194,153	195,937	194,951

(1)	See page 7, “Historical Quarterly Financial Information by Segment” Note 1 for the description of a reclassification of revenues and operating expenses.

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FISERV, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	December 31,
	2003	2002
ASSETS
Cash and cash equivalents	$202,768	$227,239
Accounts receivable	417,521	339,737
Securities processing receivables	1,940,414	1,740,512
Prepaid expenses and other assets	120,168	119,882
Investments	1,904,161	2,115,778
Property and equipment	206,076	223,070
Intangible assets	557,822	342,614
Goodwill	1,865,245	1,329,873

TOTAL	$7,214,175	$6,438,705

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$179,184	$122,266
Securities processing payables	1,786,763	1,666,863
Short-term borrowings	139,000	100,000
Accrued expenses	303,765	280,614
Accrued income taxes	23,313	23,711
Deferred revenues	208,996	181,173
Customer funds held and retirement account deposits	1,582,698	1,707,458
Deferred income taxes	91,532	46,127
Long-term debt	699,116	482,824

TOTAL LIABILITIES	5,014,367	4,611,036

SHAREHOLDERS’ EQUITY
Common stock	1,943	1,924
Additional paid-in capital	637,623	599,700
Accumulated other comprehensive income	17,345	23,882
Accumulated earnings	1,542,897	1,227,885
Treasury stock	—	(25,722)

TOTAL SHAREHOLDERS’ EQUITY	2,199,808	1,827,669

TOTAL	$7,214,175	$6,438,705

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FISERV, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)

(Unaudited)

	Years ended December 31,
	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$315,012	$266,137
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	36,225	30,805
Depreciation and amortization*	171,791	141,114
Changes in assets and liabilities, net of effects from acquisitions of businesses:
Accounts receivable	17,268	6,022
Prepaid expenses and other assets	7,540	(7,899)
Accounts payable and accrued expenses	19,298	30,302
Deferred revenues	9,420	10,072
Accrued income taxes	21,549	38,762
Securities processing receivables and payables – net	(80,002)	63,923

Net cash provided by operating activities	518,101	579,238

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures, including capitalization of software costs for external customers*	(143,242)	(141,880)
Payment for acquisitions of businesses, net of cash acquired	(735,917)	(406,578)
Investments	187,968	(305,642)

Net cash used in investing activities	(691,191)	(854,100)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from (repayments of) short-term borrowings – net	39,000	(12,286)
Proceeds from long-term debt-net	215,794	139,573
Issuance of common stock and treasury stock	18,585	11,420
Purchases of treasury stock	—	(33,578)
Customer funds held and retirement account deposits	(124,760)	260,884

Net cash provided by financing activities	148,619	366,013

Change in cash and cash equivalents	(24,471)	91,151
Beginning balance	227,239	136,088

Ending balance	$202,768	$227,239

*	Gross software development costs for external customers capitalized for the years ended December 31, 2003 and 2002 were $52.4 million and $44.9 million, respectively, offset by amortization of previously capitalized development costs of $47.8 million and $38.3 million, respectively.

News Release

FISERV, INC. AND SUBSIDIARIES

HISTORICAL QUARTERLY FINANCIAL INFORMATION BY SEGMENT

(In thousands, unaudited)

	Quarters
	First	Second	Third	Fourth	Total
2003
Processing and services revenues:
Financial institution outsourcing, systems and services (1)	$457,021	$472,302	$510,115	$534,968	$1,974,406
Health plan management services (1)	69,140	93,157	111,875	124,894	399,066
Securities processing and trust services	55,050	55,135	55,728	58,492	224,405
All other and corporate	23,051	23,294	24,238	31,149	101,732

TOTAL	$604,262	$643,888	$701,956	$749,503	$2,699,609

Operating income:
Financial institution outsourcing, systems and services	$107,456	$117,397	$119,360	$114,670	$458,883
Health plan management services	12,101	10,898	13,120	13,555	49,674
Securities processing and trust services	7,240	6,519	5,926	8,093	27,778
All other and corporate	(2,200)	(2,754)	(2,111)	2,698	(4,367)

TOTAL	$124,597	$132,060	$136,295	$139,016	$531,968

2002
Processing and services revenues:
Financial institution outsourcing, systems and services (1)	$412,423	$415,125	$408,088	$430,340	$1,665,976
Health plan management services	51,745	52,195	53,374	58,831	216,145
Securities processing and trust services	55,678	55,080	59,199	60,664	230,621
All other and corporate	23,358	21,458	22,745	25,431	92,992

TOTAL	$543,204	$543,858	$543,406	$575,266	$2,205,734

Operating income:
Financial institution outsourcing, systems and services	$93,428	$99,187	$95,139	$97,006	$384,760
Health plan management services	8,361	8,480	8,811	8,412	34,064
Securities processing and trust services	8,481	6,491	8,348	7,939	31,259
All other and corporate	(841)	(2,726)	(2,049)	992	(4,624)

TOTAL	$109,429	$111,432	$110,249	$114,349	$445,459

2001
Processing and services revenues:
Financial institution outsourcing, systems and services (1)	$354,225	$367,830	$383,218	$393,430	$1,498,703
Health plan management services	10,688	10,440	11,301	23,181	55,610
Securities processing and trust services	74,215	79,555	54,421	56,650	264,841
All other and corporate	21,046	19,845	20,003	25,483	86,377

TOTAL	$460,174	$477,670	$468,943	$498,744	$1,905,531

Operating income:
Financial institution outsourcing, systems and services	$77,011	$76,650	$81,133	$76,575	$311,369
Health plan management services	2,851	2,198	2,667	2,988	10,704
Securities processing and trust services	9,943	13,309	8,370	8,575	40,197
All other and corporate	(1,379)	(2,272)	(1,955)	2,437	(3,169)

TOTAL	$88,426	$89,885	$90,215	$90,575	$359,101

(1)	Processing and services revenues and other operating expenses were reclassified for the first nine months of 2003, for the full year 2002 and 2001 to reflect the preferred industry methods of reporting flood insurance processing and prescription benefit management revenues. The reclassifications attributable to flood insurance processing reduced processing and services revenues and other operating expenses in the Financial institution outsourcing, systems and services segment by $78 million in the first nine months of 2003, $74 million in 2002 and $27 million in 2001. The reclassification attributable to prescription benefit management services increased processing and services revenues and other operating expenses in the Health plan management services segment by $32 million in the first nine months of 2003. These reclassifications did not impact the Company’s financial position, operating income or net income.

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FISERV, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION

(Unaudited)

Free Cash Flow

	Years Ended December 31,
	2003	2002	2001
(in thousands)
Net cash provided by operating activities	$518,101	$579,238	$447,539
Changes in securities processing receivables and payables-net	80,002	(63,923)	(78,396)

Net cash provided by operating activities before changes in securities processing receivables and payables-net	598,103	515,315	369,143
Capital expenditures, including capitalization of software costs for external customers	(143,242)	(141,880)	(104,609)

Free cash flow	$454,861	$373,435	$264,534

Free cash flow is measured as net cash provided by operating activities before changes in securities processing receivables and payables less capital expenditures including capitalization of software costs for external customers, as reported in the Company’s consolidated statements of cash flows. As the changes in securities processing receivables and payables are generally offset by changes in short-term borrowings and investments, which are included in financing and investing activities, management believes it is more meaningful to analyze changes in operating cash flows before the changes in securities processing receivables and payables. Free cash flow is a non-GAAP financial measure that the Company believes is useful to investors because it provides another measure of available cash flow after the Company has satisfied the capital requirements of its operations.

Internal Revenue Growth Percentages by Segment

	2003 Quarters
	First	Second	Third	Fourth	Total
Financial institution outsourcing, systems and services (“FIS”)	1%	2%	4%	0%	2%
Health plan management services	18%	27%	37%	37%	31%
Securities processing and trust services	-9%	-8%	-12%	-4%	-8%
All other and corporate	-1%	9%	7%	23%	9%

TOTAL	2%	5%	7%	5%	5%

Internal revenue growth percentages are measured as the increase or decrease in total processing and services revenue for the current period less “acquired revenue from acquisitions” divided by total processing and services revenues from the prior year period plus “acquired revenue from acquisitions.” “Acquired revenue from acquisitions” was $374 million ($271 million in the FIS segment, $89 million in the Health segment and $14 million in the Securities & Trust segment) for the full year and represents pre-acquisition normalized revenue of acquired companies for the comparable prior year period. All internal revenue growth percentages have been adjusted to reflect the reclassification of revenues noted on page 7 (Note 1). The internal growth rate for 2003 in the Health plan management services segment was 31% (18% related to the prescription benefit management business that generates operating margins in the low single digits and 13% related to the remaining businesses in the segment). Internal revenue growth percentage is a non-GAAP financial measure that the Company believes is useful to investors because it provides an alternative to measure revenue growth excluding the impact of acquired revenues.

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